Exhibit 10(d)

[GRAPHIC OMITTED]

Worldwide Health Resources, Inc.
1535 S.W. 5th Ave.* Boca Raton, FL 33432-7209 * 561-368-9893 * fax 561-447-0399


                      SALES MANAGEMENT & SERVICE AGREEMENT

IN CONSIDERATION FOR THE REPRESENTATIONS, PROMISES AND ACTS OF EACH OTHER AS SET OUT IN THIS AGREEMENT, THE PARTIES AGREE AS FOLLOWS:

1. WORLDWIDE HEALTH RESOURCES, INC., A FLORIDA CORPORATION, HEREINAFTER CALLED WHRI, HEREIN AGREES TO ACT AS A CONSULTANT AND MARKETING SERVICE REPRESENTATIVE AS AND FOR SETTING UP A MARKETING AND SALES FORCE CONCERNING SALES OF "PRODUCT" , HEREINAFTER CALLED MANUFACTURER IN THE FOLLOWING TERRITORY (IES): UNITED STATES AND CANADA. WHRI WILL UTILIZE ITS' EXISTING NETWORK OF SALES REPRESENTATIVE TO MARKET MANUFACTURERS' PRODUCT/S.

2.   FEES TO WHRI.

     a) IN CONSIDERATION FOR SETTING UP THE MARKETING AND SALES RESPECTING THE ABOVE IDENTIFIED PRODUCT WHRI WILL RECEIVE A NON-REFUNDABLE SET-UP FEE UPON SIGNING OF THIS AGREEMENT IN THE AMOUNT OF FIVE THOUSAND DOLLARS ($5,000)

     b) MANAGEMENT FEE. IN ADDITION TO THE FEES IDENTIFIED ABOVE, MANUFACTURER SHALL PAY TO WHRI A MANAGEMENT FEE EACH MONTH BASED ON THE FOLLOWING SCHEDULE OF SALES BEGINNING 06/15/2003.


                1.       $0 - $1,000,000            $5,000 PER MONTH

                2.       $1,000,001 - $3,000,000    $4,000 PER MONTH

                3.       $3,000,001+ ~              $3,000 PER MONTH

     c) SALES COMMISSION: IN ADDITION, WHRI SHALL RECEIVE A COMMISSION OF FIFTEEN PERCENT (15%) OF NET INVOICE AMOUNT. COMMISSIONS CHECKS WILL BE PAID TO WHRI UPON THE 25TH OF EACH MONTH BASED ON MONIES RECEIVED BY MANUFACTURER FOR ALL ORDERS SHIPPED. WHRI SHALL HAVE THE SOLE RESPONSIBILITY TO IDENTIFY AND PAY THOSE REPS RESPONSIBLE FOR SALES OF MANUFACTURER'S PRODUCTS AND AGREES TO INDEMNIFY AND HOLD MANUFACTURER HARMLESS FROM ALL CLAIMS BY ALL REPS WITH RESPECT TO COMMISSION ENTITLEMENT.

     d) TRAVEL: MANUFACTURER AGREES TO REIMBURSE ALL TRAVEL RELATED COSTS (AIRFARE, HOTEL, ENT.) UPON PRIOR APPROVAL AND SUBMISSION OF RECEIPTS ON A NET 10 DAY BASIS.

     e) BONUS INCENTIVE: IN ADDITION TO COMMISSION PAYMENTS, WHRI SHALL BE ENTITLES TO A SALES BONUS ACCORDING TO THE FOLLOWING SCHEDULE OF TOTAL YEARLY SALES:

                1.       $1,000,000- $3,000,000     1%    of annual gross sales

                2.       $3,000,001- $6,000,000     1.5% of annual gross sales

                3.       $6,000,001 -$9,000,000     2%    of annual gross sales

          THE BONUS PROVIDED FOR MY THIS PARAGRAPH IS BASED UPON BOOKED ORDERS FOR WHICH PAYMENT HAS BEEN RECEIVED OVER A 12 MONTH PERIOD. THIS TWELVE MONTH PERIOD WILL BEGIN IN THE FIRST MONTH OF THE FIRST PAID AND SHIPPED ORDER. FOR THE PURPOSES OF THIS PARAGRAPH "TOTAL YEARLY SALES" IS AN AMOUNT EQUAL TO THE TOTAL OF ALL SALES TO WHICH



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          COMMISSIONS WAS PAID DURING A CALENDAR YEAR WITH RESPECT TO SALES OF A
          PRODUCT COVERED BY THIS AGREEMENT.

3.   TERMS OF THIS AGREEMENT:

     a) THIS AGREEMENT SHALL CONTINUE IN EFFECT FOR ONE YEAR UNLESS TERMINATED SOONER PURSUANT TO THIS AGREEMENT. IT SHALL AUTOMATICALLY BE DEEMED TO BE RENEWED FOR SUCCESSIVE ONE YEAR TERMS UNLESS A NOTICE OF INTENT NOT TO RENEW IS GIVEN BY ONE PARTY AT LEAST 90 DAYS BEFORE THE EXPIRATION OF A ONE YEAR TERM.

     b) IF MANUFACTURER DOES NOT RENEW, WHRI SHALL BE ENTITLED TO CONTINUE TO RECEIVE ITS FULL COMMISSION FOR SALES TO ACTIVE ACCOUNTS FOR A PERIOD OF ONE YEAR.

     c) IF WHRI DOES NOT RENEW, WHRI SHALL NOT BE ENTITLED TO ANY FEES, COMMISSIONS OR BONUS AFTER THE EXPIRATION OF THIS AGREEMENT.

     d) THE PARTIES AGREE THAT THEIR MUTUAL INTENTION IS THAT THIS AGREEMENT SHALL REMAIN IN EFFECT UNLESS (i) ONE OF THEM ELECTS NOT TO RENEW IT OR (ii) IT IS TERMINATED PURSUANT (iii) THEY MUTUALLY AGREE TO TERMINATE IT. FURTHERMORE, THE PARTIES ACKNOWLEDGE THAT EACH WILL BE DEVOTING A SIGNIFICANT AMOUNT OF TIME, UP FRONT, TO GET THIS ENTERPRISE "OFF THE GROUND". THEREFORE, THE PARTIES AGREE THAT NEITHER OF THEM WITHOUT THE ADVANCE EXPRESS CONSENT OF THE OTHER, HAS ANY RIGHT, FOR ANY REASON, TO DECLARE THAT THIS AGREEMENT OR THE RIGHTS AND OBLIGATIONS OF THE OTHER IS, HAS BEEN OR WILL BE SUSPENDED. IN SUMMARY, THIS AGREEMENT MANDATES THE CONTINUOUS PERFORMANCE OF THE AGREEMENT BY BOTH PARTIES UNTIL THE AGREEMENT EXPIRES OR HAS BEEN TERMINATED PURSUANT TO THE PROVISIONS SET OUT IN THIS AGREEMENT.

4.   OBLIGATIONS OF WHRI & BENEFITS TO MANUFACTURER:

WHRI AGREES TO PROMOTE AND SELL THE MANUFACTURER'S PRODUCTS TO THE FOLLOWING
ACCOUNTS: WAREHOUSE CLUBS, MASS MERCHANDISERS, GROCERY & DRUG CHAINS, "NATURAL HEALTH" CHAINS, QVC, MAIL ORDER, INFOMERCIALS, TELEVISION, MILITARY AND DISTRIBUTORS THROUGHOUT THE TERRITORY.

     a) THE PARTIES RECOGNIZE THAT THE SUCCESS OF A CONSUMER PRODUCT DEPENDS ON MANY FACTORS INCLUDING SUBJECTIVE CONSUMER DECISIONS AND THE STATE OF THE ECONOMY. NOTHING IN THIS AGREEMENT SHALL BE CONSTRUED BY MANUFACTURER AS A WARRANTY BY WHRI AS TO THE POSSIBLE SUCCESS OR FAILURE OF THE PRODUCT OR THE NUMBER OF UNITS WHICH MAY BE SOLD.

     b) WHRI WILL UTILIZE ITS EXISTING NETWORK OF SALES REPRESENTATIVES TO MARKET AND SELL MANUFACTURER'S PRODUCTS.

     c) ALL NATIONAL AND REGIONAL TRADE SHOWS WILL BE THE FULL RESPONSIBILITY OF THE MANUFACTURER.

     d) ALL PRODUCT SAMPLES SENT TO REPS WILL BE THE SOLE RESPONSIBILITY OF THE MANUFACTURER AND CONSIDERED A COST OF DOING BUSINESS.

     e) WHRI IS NOT AUTHORIZED TO INCUR ANY EXPENSE ON BEHALF OF MANUFACTURER UNLESS ADVANCE EXPRESS APPROVAL IS OBTAINED FROM COMPANY PRESIDENT OF ANOTHER DESIGNEE OF MANUFACTURER.



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     f)   MANUFACTURER AGREES TO PROVIDE WHRI, ON A MONTHLY BASIS, COPIES OF ALL
          INVOICES FOR SHIPPED PRODUCTS AND AN ACCOUNTING OF ALL PAYMENTS RECEIVED.

     g) THIS CONTRACT IS ASSUMABLE IN THE EVENT THE MANUFACTURER CHANGES OWNERSHIP OR MANUFACTURER WILL PAY WHRI THE EQUIVALENT OF THE PREVIOUS SIX (6) MONTHS' FEES AND COMMISSIONS.

5. MANUFACTURER'S COVENANTS: MANUFACTURER AGREES THAT DURING THE TERM OF THIS AGREEMENT THAT IT WILL NOT ATTEMPT TO CONTRACT WITH OR HIRE ANY SALES REP OR SALES AGENCY, OTHER THAN WHRI, TO SELL THE PRODUCTS COVERED BY THIS AGREEMENT IN THE TERRITORY.

6.   TERMINATION FOR CAUSE BY THE PARTIES:

     a) WHRI HAS THE RIGHT TO TERMINATE THIS AGREEMENT IF WHRI BELIEVES THAT A MATERIAL BREACH BY MANUFACTURER OF THE AGREEMENT HAS OCCURRED. FOR PURPOSES OF THIS PARAGRAPH, "MATERIAL BREACH" MEANS THAT WHRI, ACTING IN GOOD FAITH AND BASED UPON THE INFORMATION THEN KNOWN TO IT, DETERMINES THAT MANUFACTURER HAS ENGAGED IN OR IS ENGAGING IN WILFUL MISCONDUCT, GROSS NEGLIGENCE, THEFT, FRAUD OR OTHER ILLEGAL CONDUCT, OR HAS FAILED TO PERFORM A MATERIAL OBLIGATIONS OF THE AGREEMENT. EACH MATERIAL BREACH SHALL BE SPECIFIED IN A NOTICE OF TERMINATION. WHRI SHALL HAVE 45 CALENDAR DAYS FROM THE DATE IT RECEIVES SUCH NOTICE TO CURE THAT MATERIAL BREACH, IF SUCH A CURE IS POSSIBLE.

     b) MANUFACTURER HAS THE RIGHT TO TERMINATE THIS AGREEMENT IF IT DETERMINES THAT A MATERIAL BREACH HAS OCCURRED. FOR PURPOSES OF THIS PARAGRAPH, "MATERIAL BREACH" MEANS THAT WHRI, ACTING IN GOOD FAITH AND BASED UPON THE INFORMATION THEN KNOWN TO IT, DETERMINES THAT MANUFACTURER HAS ENGAGED IN OR IS ENGAGING IN WILFUL MISCONDUCT, GROSS NEGLIGENCE, THEFT, FRAUD OR OTHER ILLEGAL CONDUCT, OR HAS FAILED TO PERFORM A MATERIAL OBLIGATIONS OF THE AGREEMENT. EACH MATERIAL BREACH SHALL BE SPECIFIED IN A NOTICE OF TERMINATION. MANUFACTURER SHALL HAVE 45 CALENDAR DAYS FROM THE DATE IT RECEIVES SUCH NOTICE TO CURE THAT MATERIAL BREACH, IF SUCH A CURE IS POSSIBLE.

     c) SHOULD EITHER PARTY TERMINATE THIS AGREEMENT FOR CAUSE, ANY AND ALL FINANCIAL TERMS AS MENTIONED IN THIS CONTRACT SHALL CEASE IMMEDIATELY AND NO FURTHER MONIES WILL BE DUE OR PAYABLE, ONE TO THE OTHER, UNLESS SPECIFICALLY DIRECTED OTHERWISE AS THE RESULT OF A RULING AS COVERED IN PARAGRAPH 8.

7.   TERMINATION WITHOUT CAUSE:

     a) IF MANUFACTURER TERMINATES THIS AGREEMENT WITHOUT CAUSE, WHRI SHALL BE ENTITLED TO ALL FEES AND EARNED COMMISSIONS FOR A PERIOD OF ONE YEAR FROM THE DATE OF TERMINATION.

     b) IF WHRI TERMINATES WITHOUT CAUSE, MANUFACTURER SHALL BE ENTITLED TO A REFUND OF ALL FEES AND COMMISSIONS PAID FOR A PERIOD OF ONE YEAR PRIOR TO THE DATE OF TERMINATION.

8. ARBITRATION: ALL DISPUTES BETWEEN THE PARTIES SHALL BE RESOLVED BY ARBITRATION EXCEPT AS OTHER WISE PROVIDED IN THIS PARAGRAPH. THIS ARBITRATION SHALL BE CONDUCTED ONLY BEFORE THE AMERICAN ARBITRATION ASSOCIATION AND ONLY IN BOCA RATON, FLORIDA, PALM BEACH COUNTY. THIS ARBITRATION SHALL BE CONDUCTED BY ONLY ONE ARBITRATOR WHO HAS EXPERIENCE WITH THE ISSUES BEING ARBITRATED AND WHO IS MUTUALLY SATISFACTORY TO THE PARTIES. ANY FINAL AWARD OR FINAL DECISION RENDERED PURSUANT TO SUCH ARBITRATION MAY BE REVIEWED IN ANY COURT PURSUANT TO THE FLORIDA UNIFORM



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     ARBITRATION ACT, HOWEVER, IF WHRI OR MANUFACTURER OR BOTH IS MADE A PARTY
     TO A LAWSUIT BY ANY THIRD PARTY, WHRI AND MANUFACTURER ARE NOT PRECLUDED FROM ASSERTING AND SEEKING A JUDICIAL DETERMINATION OF THOSE CLAIMS, IF ANY, WHICH EACH HAS AGAINST THE OTHER. EACH PARTY RESERVES THE RIGHT TO GO TO COURT TO SEEK INJUNCTIVE RELIEF, BUT SUCH COURT SHALL NOT HAVE JURISDICTION OVER ANY MONETARY CLAIMS. THE PARTY WHICH THE ARBITRATION AWARD IDENTIFIES AS THE OVERALL PREVAILING PARTY IS ENTITLED TO AN AWARD OF REASONABLE ATTORNEY'S FEES, COSTS AND ALL REASONABLE, RELATED EXPENSES FROM THE OTHER.

9.   MISCELLANEOUS:

     a) GOVERNING LAW: The VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT, SHALL BE GOVERNED BY THE LAWS OF FLORIDA.

     b) WAIVER OF BREACH: THE WAIVER BY WHRI OR MANUFACTURER OF THE BREACH OF ANY PROVISION OF THE AGREEMENT SHALL NOT OPERATE TO OR BE CONSTRUED AS A WAIVER OF ANY SUBSEQUENT BREACH BY THAT PARTY.

     c) ENTIRE AGREEMENT: THIS DOCUMENT CONTAINS THE ENTIRE AGREEMENT BETWEEN THE PARTIES, SUPERSEDES ALL PRIOR ORAL AGREEMENTS, INCLUDING THE LETTER OF INTENT, AND MAY NOT BE CHANGED ORALLY, BUT ONLY BY AGREEMENT IN WRITING SIGNED BY THE PARTIES.

     d) NOTICES: ANY NOTICE WHICH MAY OR MUST BE GIVEN PURSUANT TO THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN VALIDLY GIVEN OR SERVED IF THAT NOTICE IS ACCOMPLISHED BY SATISFYING BOTH OF THE FOLLOWING: (i) THE NOTICE MUST BE IN WRITING AND MUST BE FAXED, DELIVERED PERSONALLY OR SENT BY REGISTERED OR CERTIFIED MAIL PROPERLY ADDRESSED TO THE OTHER AT THE ADDRESS SET FORTH ON THE LAST PAGE OF THIS AGREEMENT, AND (ii) MUST ALSO BE SENT BY E-MAIL. NOTICES SHALL BE DEEMED EFFECTIVE THREE BUSINESS DAYS FOLLOWING THE DATE OF SENDING SUCH NOTICE IF BY MAIL, OR UPON RECEIPT IF DELIVERY IS MADE PERSONALLY, BY FAX OR BY E-MAIL. EITHER PARTY, BY NOTICE SO GIVEN MAY CHANGE THE ADDRESS TO WHICH HIS OR ITS FUTURE NOTICES SHALL BE SENT.

     e) ASSIGNABILITY: THIS AGREEMENT MAY BE ASSIGNED BY WHRI OR BY MANUFACTURER AS LONG AS THE ASSIGNEE IS REASONABLE ABLE TO CARRY OUT THE RESPONSIBILITIES OF ITS ASSIGNOR. THE ASSIGNOR MUST GIVE ADVANCE NOTICE TO THE OTHER PARTY AT LEAST 10 CALENDAR DAYS BEFORE THE ASSIGNMENT BECOMES EFFECTIVE. THAT NOTICE MUST INCLUDE THE FULL NAME, BUSINESS ADDRESS, AND CONTACT INFORMATION OF THE ASSIGNEE, ALONG WITH THE DATE WHEN THE ASSIGNMENT IS TO BECOME EFFECTIVE. AN ASSIGNMENT DOES NOT RELIEVE THE ASSIGNOR FROM ITS OBLIGATIONS AS SET FOR IN THIS AGREEMENT.

     f) UNDERSTANDING OF THIS AGREEMENT: EACH INDIVIDUAL WHO SIGNS THIS AGREEMENT, BY HIS OR HER SIGNATURE, REPRESENTS THAT HE OR SHE HAS HAD AMPLE OPPORTUNITY TO READ THIS AGREEMENT, HAS HAD THE SAME OPPORTUNITY TO ASK QUESTIONS ABOUT IT AND ITS APPLICATION, UNDERSTANDS IT, VOLUNTARILY SIGNS IT AND HAS THE AUTHORITY TO DO SO.





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-----------------------------------------         ------------------------------
              SIGNATURE                                         DATE


MITCHELL C. GOULD, CEO

WORLDWIDE HEALTH RESOURCES, INC.

1536 SW 5TH AVE

BOCA RATON,  FL  33432




-----------------------------------------         ------------------------------
              SIGNATURE                                         DATE

TOM RICHERSON, V.P. PRODUCT DEVELOPMENT

WORLDWIDE HEALTH RESOURCES, INC.

1536 SW 5TH AVE

BOCA RATON,  FL  33432



-----------------------------------------         ------------------------------
              SIGNATURE                                         DATE


WILLIAM J. RILEY, CEO

SUNCOAST NATURALS

5422 CARRIER DR., SUITE 309

ORLANDO, FL  32819